2005-024411-0
Recording Dist: 401 - Fairbanks
11/2/2005 1:32 PM Pages: 1 of 3

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CLAIM OF LIEN
AS 34.35.125

NOTICE IS HEREBY GIVEN:

1. That Golden Spirit Gaming Ltd. (hereinafter "Claimant") hereby claims a lien upon certain real estate situated in or near Fairbanks, Alaska, and more particularly described as follows:

> Located in whole or in part, at or near, Sections 10, 11 and 12 of Township 1S, Range 3W of the Fairbanks Meridian, in the Fairbanks Recording District, State of Alaska;

near Ester Creek, which is located on a mineralized earthen dome structure called Ester Dome, some eight (8) miles north and west of Fairbanks, Alaska, and also known as the "Ester Creek Mine."

2. Title to the above referenced real property is believed to be held by the State of Alaska. Ester Creek Gold Company owns the leasehold interest and rights thereunder to mine the property.

3. The name and address of the Claimant is Golden Spirit Gaming Ltd., located at 1288 Alberni Street, Suite 806, Vancouver, B.C. V6E 4N5, Canada.

4. The name and address of the person or entity with whom the Claimant provided labor and services is Ester Creek Gold Company (hereinafter "Respondent"), who is a Private Nevada Cooperative with a records office located at 1060 South Main St., suite #12, Brigham City, Utah 84302.

HARTIG
RHODES HOGE
LEKISCH, P.C.
ATTORNEYS AT
LAW
717 K STREET
ANCHORAGE,
ALASKA
99501-3397
TELEPHONE:
(907) 276-1592
FAX:
(907) 277-4352

5. The Claimant furnished the following labor, materials, services, or equipment for and associated with the construction/alteration of the Ester Creek Mine on the above-referenced leasehold/mining claims, as follows: Respondent employed Claimant to enlist the geological labor and services of James C. Barker, who performed the following: geological evaluations of data and recommendations, geological mapping and geochemical sampling of the mining claims, field investigations, observations, sampling and review of old placer drilling logs, geological reconnaissance, geological projections for additional gold-bearing veins, taking samples at previously unreported prospect workings, clearing and sampling 7,500 feet of survey lines for soil and specimen examination, and drill record examination.

6. The total amount owed is $ 3,862.00. Costs and fees are continuing to accrue.

7. That ninety (90) days have not elapsed since the Claimant last furnished labor, material, services, or equipment on the described property, and that the date on which Claimant last furnished labor, materials, services or equipment was not earlier than October 14/05.

HARTIG
HODES HOGE
LEKISCH, P.C.
ATTORNEYS AT
LAW
17 K STREET
ANCHORAGE,
ALASKA
99501-3397
TELEPHONE:
(907) 276-1592
FAX:
(907) 277-4352

WHEREFORE, Claimant presently claims a lien on the above-described leasehold/mining claims in the present sum of $ 3,862.00 together with interest at the date said amount was due Claimant, plus legal fees for preparing this lien and recording fees for recording this lien.

DATED at VANCOUVER BC, this 19 day of October, 2005.

By: [signature]
Controller of Golden Spirit Gaming Ltd.

VERIFICATION

STATE OF ALASKA)
)
FOURTH JUDICIAL DISTRICT)

JOHN MACASKILL, being first duly swore upon oath, says that the undersigned is the Controller of Golden Spirit Gaming Ltd. named in the foregoing mining Claim of Lien; has read the same and know the contents thereof to be true, in witness whereof I have hereunto set my hand and seal.

____

SUBSCRIBED AND SWORN to before me this 19 day of October, 2005.

[signature]
Notary Public
My commission expires: Dec 31-05

GEORGE R. BRAZIER
BARRISTER & SOLICITOR
DuMOULIN BLACK LLP
10th FLOOR-595 HOWE STREET
VANCOUVER, B.C. V6C 2T5

RETURN TO:
Hartig Rhodes Hoge & Lekisch, P.C.
717 K Street
Anchorage, AK 99501-3397

HARTIG
RHODES HOGE
& LEKISCH, P.C.
ATTORNEYS AT
LAW
717 K STREET
ANCHORAGE,
ALASKA
99501-3397
TELEPHONE:
(907) 276-1592
FAX:
(907) 277-4352